EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Allison Beach	Joe Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2025 RESULTS

DALLAS – July 31, 2025 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2025 with the second quarter ended June 30, 2024 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 1.5% over the prior year quarter to $318. Comparable ADR increased 0.9% over the prior year quarter to $443 and Comparable Occupancy increased 0.6% over the prior year quarter to 71.9%.
•Net loss attributable to common stockholders for the quarter was $(16.0) million or $(0.24) per diluted share.
•Adjusted funds from operations (AFFO) was $0.09 per diluted share for the quarter.
•Adjusted EBITDAre was $38.9 million for the quarter.
•Comparable Hotel EBITDA was $47.8 million for the quarter, reflecting an increase of 3.7% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $80.2 million and restricted cash of $55.5 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $24.2 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 44.2% at the end of the second quarter.
•Capex invested during the quarter was $17.7 million.
•During the quarter, the Company redeemed approximately $14.7 million of its non-traded preferred stock in cash.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company converted its 415-room Sofitel Chicago Magnificent Mile to a franchise structure.

BHR Reports Second Quarter Results

July 31, 2025
•Subsequent to quarter end, the Company entered into a definitive agreement to sell the 369-room Marriott Seattle Waterfront in Seattle for $145 million ($393,000 per key).
SOFITEL CHICAGO MAGNIFICENT MILE
In May 2025, the Company converted the 415-room Sofitel Chicago Magnificent Mile to a franchise structure. Under the franchise structure, the hotel will continue to be the Sofitel Chicago Magnificent Mile but is now managed by Remington Hospitality under the existing terms of its Master Hotel Management Agreement with Braemar.
CAPITAL STRUCTURE
As of June 30, 2025, the Company had total assets of $2.1 billion and $1.2 billion of loans of which $27.7 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton. The Company’s total combined loans had a blended average interest rate of 7.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 22% of the Company’s consolidated debt is effectively fixed and approximately 78% is effectively floating.
Subsequent to quarter end, the Company announced that it has entered into a definitive agreement to sell the 369-room Marriott Seattle Waterfront in Seattle for $145 million ($393,000 per key). Including anticipated capital expenditures of $7 million, the sale price represents an 8.1% capitalization rate on net operating income for the trailing 12 months ended May 31, 2025. The transaction is expected to close in August 2025, subject to customary conditions.
DIVIDENDS
On July 11, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company's common stock for the third quarter ending September 30, 2025. This dividend, which equates to an annual rate of $0.20 per share, will be paid on October 15, 2025, to stockholders of record as of September 30, 2025. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m pleased with Braemar’s solid second quarter performance, highlighted by comparable RevPAR growth of approximately 1.5% and comparable total revenue growth of 3.3%,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “This marks our third consecutive quarter of comparable RevPAR growth, and is consistent with our prior comments regarding our resorts resuming normalized growth. Additionally, our urban portfolio again performed well with comparable RevPAR growth of 1.3%, while our resorts achieved comparable RevPAR growth of 1.6% over the prior year quarter.” Mr. Stockton added, “Through the end of the second quarter, we have now redeemed approximately $107 million of our non-traded preferred stock and have no remaining debt maturities in 2025. Operationally, our recent conversion of the Sofitel Chicago Magnificent Mile from brand-managed

BHR Reports Second Quarter Results

July 31, 2025
to a franchise asset is expected to provide an immediate uplift in the value of the property due to the Sofitel brand remaining on the hotel and the management agreement with Remington being terminable on sale. Additionally, our planned sale of the upper upscale Marriott Seattle Waterfront will help deleverage our portfolio and further align our financial performance with the luxury hotel sector.” Mr. Stockton concluded, “We continue to believe the Braemar portfolio is well-positioned to outperform going forward.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, August 1, 2025, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Friday, August 8, 2025, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2025 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Friday, August 1, 2025, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

BHR Reports Second Quarter Results

July 31, 2025
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$2,272,364	$2,252,574
Accumulated depreciation	(495,003)	(473,888)
Investments in hotel properties, net	1,777,361	1,778,686
Cash and cash equivalents	80,226	135,465
Restricted cash	55,463	49,592
Investment in securities (amortized cost of $17,279 and $42,279, respectively)	17,134	41,535
Accounts receivable, net of allowance of $261 and $459, respectively	32,673	31,754
Insurance receivable	—	—
Inventories	4,737	4,664
Note receivable	8,590	8,283
Prepaid expenses	5,504	5,116
Deferred costs, net	75	75
Investment in OpenKey	145	145
Derivative assets	313	356
Other assets	20,333	19,538
Operating lease right-of-use assets	34,524	34,852
Intangible assets, net	2,936	3,125
Due from third-party hotel managers	24,232	22,873
Total assets	$2,064,246	$2,136,059

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,210,878	$1,210,018
Accounts payable and accrued expenses	131,142	143,566
Dividends and distributions payable	8,627	9,255
Due to Ashford Inc., net	2,767	4,267
Due to related parties, net	636	1,055
Due to third-party hotel managers	1,919	1,476
Operating lease liabilities	20,000	19,984
Other liabilities	26,941	24,268
Total liabilities	1,402,910	1,413,889

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 13,391,250 and 14,910,521 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	320,585	352,502
Series M redeemable preferred stock, $0.01 par value, 1,420,421 and 1,476,621 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	35,524	36,916
Redeemable noncontrolling interests in operating partnership	17,994	29,964
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at June 30, 2025 and December 31, 2024	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,219,432 and 66,607,823 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	682	665
Additional paid-in capital	727,002	718,536
Accumulated other comprehensive income (loss)	(135)	(684)
Accumulated deficit	(502,437)	(477,804)
Total stockholders' equity of the Company	225,128	240,729
Noncontrolling interest in consolidated entities	(3,321)	(3,367)
Total equity	221,807	237,362
Total liabilities and equity	$2,064,246	$2,136,059

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
REVENUE
Rooms	$109,824	$116,227	$245,916	$254,779
Food and beverage	45,571	47,563	97,359	101,110
Other	23,682	23,797	51,622	50,777
Total hotel revenue	179,077	187,587	394,897	406,666
EXPENSES
Hotel operating expenses:
Rooms	27,285	27,476	55,504	55,740
Food and beverage	35,767	36,664	75,977	77,381
Other expenses	56,445	58,155	116,821	118,231
Management fees	5,541	6,068	12,451	13,044
Total hotel operating expenses	125,038	128,363	260,753	264,396
Property taxes, insurance and other	7,892	10,058	18,357	20,755
Depreciation and amortization	23,360	24,694	46,755	50,114
Advisory services fee:
Base advisory fee	3,477	3,336	7,053	6,663
Reimbursable expenses	3,577	2,961	6,578	5,226
Incentive fee	188	648	270	648
Stock/unit-based compensation	(51)	883	(99)	1,991
Corporate, general and administrative:
Stock/unit-based compensation	5	252	5	269
Other general and administrative	(2,303)	4,217	591	1,962
Total operating expenses	161,183	175,412	340,263	352,024
OPERATING INCOME (LOSS)	17,894	12,175	54,634	54,642
Equity in earnings (loss) of unconsolidated entity	—	(85)	—	(134)
Interest income	1,519	1,072	3,407	1,868
Other income (expense)	(1,250)	—	(1,250)	—
Interest expense	(22,674)	(25,834)	(45,369)	(51,014)
Amortization of loan costs	(2,687)	(1,451)	(4,819)	(2,762)
Write-off of loan costs and exit fees	(3)	(82)	(1,467)	(803)
Gain (loss) on extinguishment of debt	—	(22)	—	(22)
Realized and unrealized gain (loss) on derivatives	15	326	(183)	1,258
INCOME (LOSS) BEFORE INCOME TAXES	(7,186)	(13,901)	4,953	3,033
Income tax (expense) benefit	345	114	(1,122)	(1,338)
NET INCOME (LOSS)	(6,841)	(13,787)	3,831	1,695
(Income) loss attributable to noncontrolling interest in consolidated entities	(115)	303	(51)	1,046
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,489	1,919	1,751	1,623
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(5,467)	(11,565)	5,531	4,364
Preferred dividends	(8,992)	(10,329)	(18,261)	(20,736)
Deemed dividends on redeemable preferred stock	(1,559)	(26)	(5,835)	(2,024)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(16,018)	$(21,920)	$(18,565)	$(18,396)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.24)	$(0.33)	$(0.28)	$(0.28)
Weighted average common shares outstanding – basic	67,279	66,501	67,013	66,478
Diluted:
Net income (loss) attributable to common stockholders	$(0.24)	$(0.33)	$(0.28)	$(0.28)
Weighted average common shares outstanding – diluted	67,279	66,501	67,013	66,478
Dividends declared per common share	$0.05	$0.05	$0.10	$0.10

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income (loss)	$(6,841)	$(13,787)	$3,831	$1,695
Interest expense and amortization of loan costs	25,361	27,285	50,188	53,776
Depreciation and amortization	23,360	24,694	46,755	50,114
Income tax expense (benefit)	(345)	(114)	1,122	1,338
Equity in (earnings) loss of unconsolidated entity	—	85	—	134
Company's portion of EBITDA of OpenKey	—	(82)	—	(139)
EBITDA and EBITDAre	41,535	38,081	101,896	106,918
Amortization of favorable (unfavorable) contract assets (liabilities)	107	118	214	237
Transaction and conversion costs	471	53	1,166	(5,574)
Write-off of loan costs and exit fees	3	82	1,467	803
Realized and unrealized (gain) loss on derivatives	(15)	(326)	183	(1,258)
Stock/unit-based compensation	(47)	1,135	(95)	2,262
Legal, advisory and settlement costs	(4,626)	2,870	(4,482)	4,817
Advisory services incentive fee	188	648	270	648
(Gain) loss on extinguishment of debt	—	22	—	22
Other (income) loss	1,250	—	1,250	—
Company's portion of adjustments to EBITDAre of OpenKey	—	3	—	3
Adjusted EBITDAre	$38,866	$42,686	$101,869	$108,878
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income (loss)	$(6,841)	$(13,787)	$3,831	$1,695
(Income) loss attributable to noncontrolling interest in consolidated entities	(115)	303	(51)	1,046
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,489	1,919	1,751	1,623
Preferred dividends	(8,992)	(10,329)	(18,261)	(20,736)
Deemed dividends on redeemable preferred stock	(1,559)	(26)	(5,835)	(2,024)
Net income (loss) attributable to common stockholders	(16,018)	(21,920)	(18,565)	(18,396)
Depreciation and amortization on real estate (1)	22,690	23,696	45,366	47,876
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,489)	(1,919)	(1,751)	(1,623)
Equity in (earnings) loss of unconsolidated entity	—	85	—	134
Company's portion of FFO of OpenKey	—	(95)	—	(162)
FFO available to common stockholders and OP unitholders	5,183	(153)	25,050	27,829
Deemed dividends on redeemable preferred stock	1,559	26	5,835	2,024
Transaction and conversion costs	471	53	1,166	(5,574)
Write-off of premiums, loan costs and exit fees	3	82	1,467	803
Unrealized (gain) loss on derivatives	165	1,213	551	1,952
Stock/unit-based compensation	(47)	1,135	(95)	2,262
Legal, advisory and settlement costs	(4,626)	2,870	(4,482)	4,817
Interest expense accretion on refundable membership club deposits	135	150	286	315
Amortization of loan costs (1)	2,651	1,319	4,748	2,527
Advisory services incentive fee	188	648	270	648
(Gain) loss on extinguishment of debt	—	22	—	22
Other (income) loss	1,250	—	1,250	—
Company's portion of adjustments to FFO of OpenKey	—	3	—	3
Adjusted FFO available to common stockholders and OP unitholders	$6,932	$7,368	$36,046	$37,628
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.09	$0.10	$0.49	$0.52
Weighted average diluted shares	73,571	72,904	73,573	72,637
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (9)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (10)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	July 2025	January 2026	SOFR (1) + 3.25%	$—	$43,413	(2)	$43,413	$(6,719)	(15.5)%	$7,763	17.9%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2026	February 2027	SOFR (1) + 2.86%	—	70,500	(3)	70,500	24	—%	11,234	15.9%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(4)	407,000	36,290	8.9%	62,650	15.4%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(5)	140,000	924	0.7%	24,336	17.4%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(6)	110,600	(9,147)	(8.3)%	18,240	16.5%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.52%	—	363,000	(7)	363,000	23,587	6.5%	61,831	17.0%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(5,574)	N/A	(1,716)	N/A
Total					$86,250	$1,134,513		$1,220,763	$39,385	3.2%	$184,338	15.1%
Percentage					7.1%	92.9%		100.0%
Weighted average interest rate (8)					4.50%	7.28%		7.08%
All indebtedness is non-recourse with the exception of the convertible senior notes.
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    SOFR rate was 4.32% at June 30, 2025.
(2)    This mortgage loan had one six-moth extension option subject to satisfaction of certain conditions. On July 25, 2025, we amended this mortgage loan. Terms of the amendment included extending the maturity date from July 2025 to July 2026.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in February 2025.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. Braemar holds a tranche of CMBS that has a par value of $17.2 million and a rate of SOFR +5.20%, which results in an effective interest rate on this mortgage loan of SOFR + 3.15%.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(7)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(8)    The weighted average interest rates are adjusted for in-the-money interest rate caps and the CMBS tranche.
(9)    The final maturity date assumes all available extension options will be exercised.
(10)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	2025	2026	2027	2028	2029	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$—	$43,413	$—	$—	$—	$—	$43,413
Convertible Senior Notes	N/A	—	86,250	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	70,500	—	—	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	136,000	—	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	106,600	—	—	106,600
BAML	See footnote 1	—	—	—	—	407,000	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	—	363,000	363,000
Principal due in future periods		$—	$129,663	$70,500	$242,600	$407,000	$363,000	$1,212,763
Scheduled amortization payments remaining		—	—	4,000	4,000	—	—	8,000
Total indebtedness		$—	$129,663	$74,500	$246,600	$407,000	$363,000	$1,220,763
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$110,883	$—	$110,883	$117,107	$(7,832)	$109,275	(5.31)%	1.47%
RevPAR	$318.14	$—	$318.14	$304.66	$(218.44)	$313.53	4.42%	1.47%
Occupancy	71.85%	—%	71.85%	72.82%	(86.08)%	71.46%	(1.33)%	0.55%
ADR	$442.81	$—	$442.81	$418.38	$(253.77)	$438.78	5.84%	0.92%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$250,139	$—	$250,139	$258,542	$(14,127)	$244,415	(3.25)%	2.34%
RevPAR	$360.83	$—	$360.83	$336.37	$(197.01)	$350.71	7.27%	2.89%
Occupancy	68.23%	—%	68.23%	69.10%	(78.59)%	68.13%	(1.26)%	0.15%
ADR	$528.83	$—	$528.83	$486.76	$(250.70)	$514.77	8.64%	2.73%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$106,487	$—	$106,487	$111,913	$(7,832)	$104,081	(4.85)%	2.31%
RevPAR	$328.98	$—	$328.98	$311.27	$(218.44)	$321.55	5.69%	2.31%
Occupancy	74.48%	—%	74.48%	74.67%	(86.08)%	73.41%	(0.25)%	1.46%
ADR	$441.68	$—	$441.68	$416.86	$(253.77)	$438.04	5.95%	0.83%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$230,449	$—	$230,449	$238,305	$(14,127)	$224,178	(3.30)%	2.80%
RevPAR	$357.94	$—	$357.94	$331.47	$(197.01)	$346.37	7.99%	3.34%
Occupancy	69.47%	—%	69.47%	69.87%	(78.59)%	68.91%	(0.57)%	0.81%
ADR	$515.27	$—	$515.27	$474.39	$(250.70)	$502.65	8.62%	2.51%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at June 30, 2025, and not under renovation during the three months ended June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$179,943	$188,307	(4.44)%	$398,352	$409,745	(2.78)%
Non-comparable adjustments	—	(14,112)		—	(25,852)
Comparable total hotel revenue	$179,943	$174,195	3.30%	$398,352	$383,893	3.77%

Hotel net income (loss)	$16,054	$14,032	14.41%	$52,811	$50,270	5.05%
Non-comparable adjustments	18	(3,957)		114	(6,660)
Comparable hotel net income (loss)	$16,072	$10,075	59.52%	$52,925	$43,610	21.36%
Hotel net income (loss) margin	8.92%	7.45%	1.47%	13.26%	12.27%	0.99%
Comparable hotel net income margin	8.93%	5.78%	3.15%	13.29%	11.36%	1.93%

Hotel EBITDA	$47,793	$51,078	(6.43)%	$118,534	$122,057	(2.89)%
Non-comparable adjustments	12	(4,987)		70	(8,758)
Comparable hotel EBITDA	$47,805	$46,091	3.72%	$118,604	$113,299	4.68%
Hotel EBITDA margin	26.56%	27.12%	(0.56)%	29.76%	29.79%	(0.03)%
Comparable hotel EBITDA margin	26.57%	26.46%	0.11%	29.77%	29.51%	0.26%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$100	$2,066	(95.16)%	$13	$2,737	(99.54)%
Hotel net income (loss) attributable to the Company and OP unitholders	$15,954	$11,966	33.33%	$52,799	$47,533	11.08%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$15,968	$8,998	77.45%	$52,884	$42,538	24.32%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,516	$3,211	(52.79)%	$2,800	$5,186	(46.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$46,277	$47,867	(3.32)%	$115,734	$116,871	(0.97)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$46,286	$44,127	4.89%	$115,787	$110,303	4.97%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$171,366	$178,652	(4.08)%	$365,398	$375,044	(2.57)%
Non-comparable adjustments	—	(14,112)		—	(25,852)
Comparable total hotel revenue	$171,366	$164,540	4.15%	$365,398	$349,192	4.64%

Hotel net income (loss)	$20,023	$16,610	20.55%	$50,705	$46,170	9.82%
Non-comparable adjustments	18	(3,957)		114	(6,660)
Comparable hotel net income (loss)	$20,041	$12,653	58.39%	$50,819	$39,510	28.62%
Hotel net income (loss) margin	11.68%	9.30%	2.38%	13.88%	12.31%	1.57%
Comparable hotel net income margin	11.69%	7.69%	4.00%	13.91%	11.31%	2.60%

Hotel EBITDA	$48,295	$50,579	(4.52)%	$109,572	$111,706	(1.91)%
Non-comparable adjustments	12	(4,987)		70	(8,758)
Comparable hotel EBITDA	$48,307	$45,592	5.95%	$109,642	$102,948	6.50%
Hotel EBITDA margin	28.18%	28.31%	(0.13)%	29.99%	29.78%	0.21%
Comparable hotel EBITDA margin	28.19%	27.71%	0.48%	30.01%	29.48%	0.53%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$100	$2,066	(95.16)%	$13	$2,737	(99.54)%
Hotel net income (loss) attributable to the Company and OP unitholders	$19,923	$14,544	36.98%	$50,693	$43,433	16.71%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$19,937	$11,576	72.22%	$50,778	$38,438	32.10%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,516	$3,211	(52.79)%	$2,800	$5,186	(46.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$46,779	$47,368	(1.24)%	$106,772	$106,520	0.24%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$46,788	$43,628	7.24%	$106,825	$99,952	6.88%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at June 30, 2025, and not under renovation during the three months ended June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$12,819	$—	$12,819	$13,511	$—	$13,511	(5.12)%	(5.12)%
Total hotel revenue	$18,445	$—	$18,445	$19,966	$—	$19,966	(7.62)%	(7.62)%
Hotel net income (loss)	$418	$—	$418	$4,307	$—	$4,307	(90.29)%	(90.29)%
Hotel net income (loss) margin	2.27%		2.27%	21.57%		21.57%	(19.30)%	(19.30)%
Hotel EBITDA	$6,076	$—	$6,076	$7,856	$—	$7,856	(22.66)%	(22.66)%
Hotel EBITDA margin	32.94%		32.94%	39.35%		39.35%	(6.41)%	(6.41)%
Selected Operating Information:
RevPAR	$251.99	$—	$251.99	$265.60	$—	$265.60	(5.12)%	(5.12)%
Occupancy	84.68%	—%	84.68%	89.25%	—%	89.25%	(5.12)%	(5.12)%
ADR	$297.60	$—	$297.60	$297.60	$—	$297.60	—%	—%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$7,832	$(7,832)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$14,112	$(14,112)	$—	(100.00)%	—%
Hotel net income (loss)	$(18)	$18	$—	$3,957	$(3,957)	$—	(100.45)%	—%
Hotel net income (loss) margin	—%		—%	28.04%		—%	(28.04)%	—%
Hotel EBITDA	$(12)	$12	$—	$4,987	$(4,987)	$—	(100.24)%	—%
Hotel EBITDA margin	—%		—%	35.34%		—%	(35.34)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$218.44	$218.44	$—	(100.00)%	—%
Occupancy	—%	—%	—%	86.08%	86.08%	—%	(100.00)%	—%
ADR	$—	$—	$—	$253.77	$253.77	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,511	$—	$8,511	$8,347	$—	$8,347	1.96%	1.96%
Total hotel revenue	$11,620	$—	$11,620	$11,345	$—	$11,345	2.42%	2.42%
Hotel net income (loss)	$3,772	$—	$3,772	$2,645	$—	$2,645	42.61%	42.61%
Hotel net income (loss) margin	32.46%		32.46%	23.31%		23.31%	9.15%	9.15%
Hotel EBITDA	$4,913	$—	$4,913	$3,801	$—	$3,801	29.26%	29.26%
Hotel EBITDA margin	42.28%		42.28%	33.50%		33.50%	8.78%	8.78%
Selected Operating Information:
RevPAR	$225.38	$—	$225.38	$221.02	$—	$221.02	1.97%	1.97%
Occupancy	80.01%	—%	80.01%	80.03%	—%	80.03%	(0.02)%	(0.02)%
ADR	$281.70	$—	$281.70	$276.16	$—	$276.16	2.01%	2.01%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,280	$—	$4,280	$4,477	$—	$4,477	(4.40)%	(4.40)%
Total hotel revenue	$5,819	$—	$5,819	$5,912	$—	$5,912	(1.57)%	(1.57)%
Hotel net income (loss)	$886	$—	$886	$1,030	$—	$1,030	(13.98)%	(13.98)%
Hotel net income (loss) margin	15.23%		15.23%	17.42%		17.42%	(2.19)%	(2.19)%
Hotel EBITDA	$1,728	$—	$1,728	$1,810	$—	$1,810	(4.53)%	(4.53)%
Hotel EBITDA margin	29.70%		29.70%	30.62%		30.62%	(0.92)%	(0.92)%
Selected Operating Information:
RevPAR	$723.58	$—	$723.58	$756.79	$—	$756.79	(4.39)%	(4.39)%
Occupancy	71.83%	—%	71.83%	72.36%	—%	72.36%	(0.73)%	(0.73)%
ADR	$1,007.29	$—	$1,007.29	$1,045.90	$—	$1,045.90	(3.69)%	(3.69)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,618	$—	$5,618	$5,567	$—	$5,567	0.92%	0.92%
Total hotel revenue	$7,491	$—	$7,491	$7,251	$—	$7,251	3.31%	3.31%
Hotel net income (loss)	$2,921	$—	$2,921	$832	$—	$832	251.08%	251.08%
Hotel net income (loss) margin	38.99%		38.99%	11.47%		11.47%	27.52%	27.52%
Hotel EBITDA	$3,371	$—	$3,371	$3,257	$—	$3,257	3.50%	3.50%
Hotel EBITDA margin	45.00%		45.00%	44.92%		44.92%	0.08%	0.08%
Selected Operating Information:
RevPAR	$434.78	$—	$434.78	$430.83	$—	$430.83	0.92%	0.92%
Occupancy	71.46%	—%	71.46%	68.60%	—%	68.60%	4.17%	4.17%
ADR	$608.43	$—	$608.43	$628.07	$—	$628.07	(3.13)%	(3.13)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,925	$—	$2,925	$3,282	$—	$3,282	(10.88)%	(10.88)%
Total hotel revenue	$4,061	$—	$4,061	$4,260	$—	$4,260	(4.67)%	(4.67)%
Hotel net income (loss)	$733	$—	$733	$1,005	$—	$1,005	(27.06)%	(27.06)%
Hotel net income (loss) margin	18.05%		18.05%	23.59%		23.59%	(5.54)%	(5.54)%
Hotel EBITDA	$1,329	$—	$1,329	$1,441	$—	$1,441	(7.77)%	(7.77)%
Hotel EBITDA margin	32.73%		32.73%	33.83%		33.83%	(1.10)%	(1.10)%
Selected Operating Information:
RevPAR	$401.78	$—	$401.78	$450.86	$—	$450.86	(10.89)%	(10.89)%
Occupancy	62.36%	—%	62.36%	65.27%	—%	65.27%	(4.46)%	(4.46)%
ADR	$644.27	$—	$644.27	$690.72	$—	$690.72	(6.72)%	(6.72)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$1,471	$—	$1,471	$1,912	$—	$1,912	(23.06)%	(23.06)%
Total hotel revenue	$4,516	$—	$4,516	$5,395	$—	$5,395	(16.29)%	(16.29)%
Hotel net income (loss)	$(4,702)	$—	$(4,702)	$(3,583)	$—	$(3,583)	(31.23)%	(31.23)%
Hotel net income (loss) margin	(104.12)%		(104.12)%	(66.41)%		(66.41)%	(37.71)%	(37.71)%
Hotel EBITDA	$(1,831)	$—	$(1,831)	$(942)	$—	$(942)	(94.37)%	(94.37)%
Hotel EBITDA margin	(40.54)%		(40.54)%	(17.46)%		(17.46)%	(23.08)%	(23.08)%
Selected Operating Information:
RevPAR	$83.72	$—	$83.72	$108.81	$—	$108.81	(23.06)%	(23.06)%
Occupancy	27.17%	—%	27.17%	38.06%	—%	38.06%	(28.61)%	(28.61)%
ADR	$308.20	$—	$308.20	$285.88	$—	$285.88	7.81%	7.81%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$8,565	$—	$8,565	$8,642	$—	$8,642	(0.89)%	(0.89)%
Total hotel revenue	$10,956	$—	$10,956	$10,753	$—	$10,753	1.89%	1.89%
Hotel net income (loss)	$2,803	$—	$2,803	$2,744	$—	$2,744	2.15%	2.15%
Hotel net income (loss) margin	25.58%		25.58%	25.52%		25.52%	0.06%	0.06%
Hotel EBITDA	$4,139	$—	$4,139	$4,286	$—	$4,286	(3.43)%	(3.43)%
Hotel EBITDA margin	37.78%		37.78%	39.86%		39.86%	(2.08)%	(2.08)%
Selected Operating Information:
RevPAR	$188.61	$—	$188.61	$190.31	$—	$190.31	(0.89)%	(0.89)%
Occupancy	75.95%	—%	75.95%	76.10%	—%	76.10%	(0.20)%	(0.20)%
ADR	$248.35	$—	$248.35	$250.09	$—	$250.09	(0.70)%	(0.70)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,911	$—	$8,911	$7,668	$—	$7,668	16.21%	16.21%
Total hotel revenue	$10,713	$—	$10,713	$9,379	$—	$9,379	14.22%	14.22%
Hotel net income (loss)	$1,022	$—	$1,022	$(983)	$—	$(983)	203.97%	203.97%
Hotel net income (loss) margin	9.54%		9.54%	(10.48)%		(10.48)%	20.02%	20.02%
Hotel EBITDA	$2,501	$—	$2,501	$1,460	$—	$1,460	71.30%	71.30%
Hotel EBITDA margin	23.35%		23.35%	15.57%		15.57%	7.78%	7.78%
Selected Operating Information:
RevPAR	$238.83	$—	$238.83	$205.53	$—	$205.53	16.20%	16.20%
Occupancy	74.47%	—%	74.47%	70.66%	—%	70.66%	5.39%	5.39%
ADR	$320.71	$—	$320.71	$290.89	$—	$290.89	10.25%	10.25%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$9,555	$—	$9,555	$9,357	$—	$9,357	2.12%	2.12%
Total hotel revenue	$24,533	$—	$24,533	$22,824	$—	$22,824	7.49%	7.49%
Hotel net income (loss)	$4,621	$—	$4,621	$3,478	$—	$3,478	32.86%	32.86%
Hotel net income (loss) margin	18.84%		18.84%	15.24%		15.24%	3.60%	3.60%
Hotel EBITDA	$6,761	$—	$6,761	$5,472	$—	$5,472	23.56%	23.56%
Hotel EBITDA margin	27.56%		27.56%	23.97%		23.97%	3.59%	3.59%
Selected Operating Information:
RevPAR	$380.44	$—	$380.44	$372.52	$—	$372.52	2.13%	2.13%
Occupancy	71.31%	—%	71.31%	67.68%	—%	67.68%	5.36%	5.36%
ADR	$533.50	$—	$533.50	$550.40	$—	$550.40	(3.07)%	(3.07)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$4,353	$—	$4,353	$3,824	$—	$3,824	13.83%	13.83%
Total hotel revenue	$10,655	$—	$10,655	$7,663	$—	$7,663	39.04%	39.04%
Hotel net income (loss)	$(3,021)	$—	$(3,021)	$(4,662)	$—	$(4,662)	35.20%	35.20%
Hotel net income (loss) margin	(28.35)%		(28.35)%	(60.84)%		(60.84)%	32.49%	32.49%
Hotel EBITDA	$664	$—	$664	$(1,050)	$—	$(1,050)	163.24%	163.24%
Hotel EBITDA margin	6.23%		6.23%	(13.70)%		(13.70)%	19.93%	19.93%
Selected Operating Information:
RevPAR	$261.42	$—	$261.42	$229.69	$—	$229.69	13.81%	13.81%
Occupancy	49.66%	—%	49.66%	42.73%	—%	42.73%	16.22%	16.22%
ADR	$526.40	$—	$526.40	$537.60	$—	$537.60	(2.08)%	(2.08)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$8,879	$—	$8,879	$8,786	$—	$8,786	1.06%	1.06%
Total hotel revenue	$11,339	$—	$11,339	$10,967	$—	$10,967	3.39%	3.39%
Hotel net income (loss)	$3,038	$—	$3,038	$2,995	$—	$2,995	1.44%	1.44%
Hotel net income (loss) margin	26.79%		26.79%	27.31%		27.31%	(0.52)%	(0.52)%
Hotel EBITDA	$4,741	$—	$4,741	$4,737	$—	$4,737	0.08%	0.08%
Hotel EBITDA margin	41.81%		41.81%	43.19%		43.19%	(1.38)%	(1.38)%
Selected Operating Information:
RevPAR	$264.42	$—	$264.42	$261.65	$—	$261.65	1.06%	1.06%
Occupancy	82.56%	—%	82.56%	80.29%	—%	80.29%	2.83%	2.83%
ADR	$320.29	$—	$320.29	$325.90	$—	$325.90	(1.72)%	(1.72)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$10,168	$—	$10,168	$11,863	$—	$11,863	(14.29)%	(14.29)%
Total hotel revenue	$17,487	$—	$17,487	$20,307	$—	$20,307	(13.89)%	(13.89)%
Hotel net income (loss)	$3,115	$—	$3,115	$2,564	$—	$2,564	21.49%	21.49%
Hotel net income (loss) margin	17.81%		17.81%	12.63%		12.63%	5.18%	5.18%
Hotel EBITDA	$4,149	$—	$4,149	$5,967	$—	$5,967	(30.47)%	(30.47)%
Hotel EBITDA margin	23.73%		23.73%	29.38%		29.38%	(5.65)%	(5.65)%
Selected Operating Information:
RevPAR	$620.74	$—	$620.74	$724.27	$—	$724.27	(14.29)%	(14.29)%
Occupancy	63.57%	—%	63.57%	71.06%	—%	71.06%	(10.54)%	(10.54)%
ADR	$976.44	$—	$976.44	$1,019.21	$—	$1,019.21	(4.20)%	(4.20)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,616	$—	$2,616	$2,712	$—	$2,712	(3.54)%	(3.54)%
Total hotel revenue	$3,293	$—	$3,293	$3,655	$—	$3,655	(9.90)%	(9.90)%
Hotel net income (loss)	$(1,161)	$—	$(1,161)	$(936)	$—	$(936)	(24.04)%	(24.04)%
Hotel net income (loss) margin	(35.26)%		(35.26)%	(25.61)%		(25.61)%	(9.65)%	(9.65)%
Hotel EBITDA	$(223)	$—	$(223)	$(51)	$—	$(51)	(337.25)%	(337.25)%
Hotel EBITDA margin	(6.77)%		(6.77)%	(1.40)%		(1.40)%	(5.37)%	(5.37)%
Selected Operating Information:
RevPAR	$201.08	$—	$201.08	$208.42	$—	$208.42	(3.52)%	(3.52)%
Occupancy	75.72%	—%	75.72%	70.38%	—%	70.38%	7.59%	7.59%
ADR	$265.57	$—	$265.57	$296.12	$—	$296.12	(10.32)%	(10.32)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$12,454	$—	$12,454	$10,594	$—	$10,594	17.56%	17.56%
Total hotel revenue	$19,735	$—	$19,735	$17,287	$—	$17,287	14.16%	14.16%
Hotel net income (loss)	$1,460	$—	$1,460	$(583)	$—	$(583)	350.43%	350.43%
Hotel net income (loss) margin	7.40%		7.40%	(3.37)%		(3.37)%	10.77%	10.77%
Hotel EBITDA	$3,544	$—	$3,544	$2,905	$—	$2,905	22.00%	22.00%
Hotel EBITDA margin	17.96%		17.96%	16.80%		16.80%	1.16%	1.16%
Selected Operating Information:
RevPAR	$1,291.06	$—	$1,291.06	$1,098.31	$—	$1,098.31	17.55%	17.55%
Occupancy	61.50%	—%	61.50%	53.78%	—%	53.78%	14.35%	14.35%
ADR	$2,099.39	$—	$2,099.39	$2,042.08	$—	$2,042.08	2.81%	2.81%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$9,758	$—	$9,758	$8,733	$—	$8,733	11.74%	11.74%
Total hotel revenue	$19,280	$—	$19,280	$17,231	$—	$17,231	11.89%	11.89%
Hotel net income (loss)	$167	$—	$167	$(778)	$—	$(778)	121.47%	121.47%
Hotel net income (loss) margin	0.87%		0.87%	(4.52)%		(4.52)%	5.39%	5.39%
Hotel EBITDA	$5,943	$—	$5,943	$5,142	$—	$5,142	15.58%	15.58%
Hotel EBITDA margin	30.82%		30.82%	29.84%		29.84%	0.98%	0.98%
Selected Operating Information:
RevPAR	$510.64	$—	$510.64	$457.03	$—	$457.03	11.73%	11.73%
Occupancy	62.56%	—%	62.56%	56.85%	—%	56.85%	10.04%	10.04%
ADR	$816.25	$—	$816.25	$803.92	$—	$803.92	1.53%	1.53%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$60,582	$—	$60,582	$67,441	$(7,832)	$59,609	(10.17)%	1.63%
Total hotel revenue	$113,577	$—	$113,577	$122,242	$(14,112)	$108,130	(7.09)%	5.04%
Hotel net income (loss)	$6,162	$18	$6,180	$3,260	$(3,957)	$(697)	89.02%	986.66%
Hotel net income (loss) margin	5.43%		5.44%	2.67%		(0.64)%	2.76%	6.08%
Hotel EBITDA	$25,646	$12	$25,658	$28,989	$(4,987)	$24,002	(11.53)%	6.90%
Hotel EBITDA margin	22.58%		22.59%	23.71%		22.20%	(1.13)%	0.39%
Selected Operating Information:
RevPAR	$463.92	$—	$463.92	$405.20	$218.44	$456.48	14.49%	1.63%
Occupancy	59.18%	—%	59.18%	64.44%	86.08%	58.50%	(8.16)%	1.16%
ADR	$783.98	$—	$783.98	$628.83	$253.77	$780.37	24.67%	0.46%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$50,301	$—	$50,301	$49,666	$—	$49,666	1.28%	1.28%
Total hotel revenue	$66,366	$—	$66,366	$66,065	$—	$66,065	0.46%	0.46%
Hotel net income (loss)	$9,892	$—	$9,892	$10,772	$—	$10,772	(8.17)%	(8.17)%
Hotel net income (loss) margin	14.91%		14.91%	16.31%		16.31%	(1.40)%	(1.40)%
Hotel EBITDA	$22,147	$—	$22,147	$22,089	$—	$22,089	0.26%	0.26%
Hotel EBITDA margin	33.37%		33.37%	33.44%		33.44%	(0.07)%	(0.07)%
Selected Operating Information:
RevPAR	$230.80	$—	$230.80	$227.88	$—	$227.88	1.28%	1.28%
Occupancy	79.44%	—%	79.44%	79.22%	—%	79.22%	0.28%	0.28%
ADR	$290.54	$—	$290.54	$287.66	$—	$287.66	1.00%	1.00%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$110,883	$—	$110,883	$117,107	$(7,832)	$109,275	(5.31)%	1.47%
Total hotel revenue	$179,943	$—	$179,943	$188,307	$(14,112)	$174,195	(4.44)%	3.30%
Hotel net income (loss)	$16,054	$18	$16,072	$14,032	$(3,957)	$10,075	14.41%	59.52%
Hotel net income (loss) margin	8.92%		8.93%	7.45%		5.78%	1.47%	3.15%
Hotel EBITDA	$47,793	$12	$47,805	$51,078	$(4,987)	$46,091	(6.43)%	3.72%
Hotel EBITDA margin	26.56%		26.57%	27.12%		26.46%	(0.56)%	0.11%
Selected Operating Information:
RevPAR	$318.14	$—	$318.14	$304.66	$(218.44)	$313.53	4.42%	1.47%
Occupancy	71.85%	—%	71.85%	72.82%	(86.08)%	71.46%	(1.33)%	0.55%
ADR	$442.81	$—	$442.81	$418.38	$(253.77)	$438.78	5.84%	0.92%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$23,623	$—	$23,623	$22,643	$—	$22,643	4.33%	4.33%
Total hotel revenue	$35,752	$—	$35,752	$35,423	$—	$35,423	0.93%	0.93%
Hotel net income (loss)	$164	$—	$164	$4,288	$—	$4,288	(96.18)%	(96.18)%
Hotel net income (loss) margin	0.46%		0.46%	12.11%		12.11%	(11.65)%	(11.65)%
Hotel EBITDA	$11,267	$—	$11,267	$11,984	$—	$11,984	(5.98)%	(5.98)%
Hotel EBITDA margin	31.51%		31.51%	33.83%		33.83%	(2.32)%	(2.32)%
Selected Operating Information:
RevPAR	$233.48	$—	$233.48	$222.88	$—	$222.88	4.76%	4.76%
Occupancy	77.74%	—%	77.74%	80.64%	—%	80.64%	(3.60)%	(3.60)%
ADR	$300.32	$—	$300.32	$276.38	$—	$276.38	8.66%	8.66%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$14,127	$(14,127)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$25,852	$(25,852)	$—	(100.00)%	—%
Hotel net income (loss)	$(114)	$114	$—	$6,660	$(6,660)	$—	(101.71)%	—%
Hotel net income (loss) margin	—%		—%	25.76%		—%	(25.76)%	—%
Hotel EBITDA	$(70)	$70	$—	$8,758	$(8,758)	$—	(100.80)%	—%
Hotel EBITDA margin	—%		—%	33.88%		—%	(33.88)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$197.01	$197.01	$—	(100.00)%	—%
Occupancy	—%	—%	—%	78.59%	78.59%	—%	(100.00)%	—%
ADR	$—	$—	$—	$250.70	$250.70	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,646	$—	$11,646	$11,721	$—	$11,721	(0.64)%	(0.64)%
Total hotel revenue	$15,938	$—	$15,938	$16,075	$—	$16,075	(0.85)%	(0.85)%
Hotel net income (loss)	$214	$—	$214	$(100)	$—	$(100)	314.00%	314.00%
Hotel net income (loss) margin	1.34%		1.34%	(0.62)%		(0.62)%	1.96%	1.96%
Hotel EBITDA	$2,508	$—	$2,508	$2,185	$—	$2,185	14.78%	14.78%
Hotel EBITDA margin	15.74%		15.74%	13.59%		13.59%	2.15%	2.15%
Selected Operating Information:
RevPAR	$155.05	$—	$155.05	$155.18	$—	$155.18	(0.08)%	(0.08)%
Occupancy	64.09%	—%	64.09%	66.36%	—%	66.36%	(3.42)%	(3.42)%
ADR	$241.91	$—	$241.91	$233.86	$—	$233.86	3.44%	3.44%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,568	$—	$6,568	$6,528	$—	$6,528	0.61%	0.61%
Total hotel revenue	$9,211	$—	$9,211	$8,932	$—	$8,932	3.12%	3.12%
Hotel net income (loss)	$(269)	$—	$(269)	$(190)	$—	$(190)	(41.58)%	(41.58)%
Hotel net income (loss) margin	(2.92)%		(2.92)%	(2.13)%		(2.13)%	(0.79)%	(0.79)%
Hotel EBITDA	$1,509	$—	$1,509	$1,371	$—	$1,371	10.07%	10.07%
Hotel EBITDA margin	16.38%		16.38%	15.35%		15.35%	1.03%	1.03%
Selected Operating Information:
RevPAR	$558.25	$—	$558.25	$551.79	$—	$551.79	1.17%	1.17%
Occupancy	60.34%	—%	60.34%	57.10%	—%	57.10%	5.67%	5.67%
ADR	$925.17	$—	$925.17	$966.35	$—	$966.35	(4.26)%	(4.26)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,472	$—	$13,472	$13,447	$—	$13,447	0.19%	0.19%
Total hotel revenue	$17,417	$—	$17,417	$17,026	$—	$17,026	2.30%	2.30%
Hotel net income (loss)	$8,043	$—	$8,043	$3,869	$—	$3,869	107.88%	107.88%
Hotel net income (loss) margin	46.18%		46.18%	22.72%		22.72%	23.46%	23.46%
Hotel EBITDA	$8,957	$—	$8,957	$8,714	$—	$8,714	2.79%	2.79%
Hotel EBITDA margin	51.43%		51.43%	51.18%		51.18%	0.25%	0.25%
Selected Operating Information:
RevPAR	$524.16	$—	$524.16	$520.32	$—	$520.32	0.74%	0.74%
Occupancy	75.59%	—%	75.59%	74.21%	—%	74.21%	1.86%	1.86%
ADR	$693.39	$—	$693.39	$701.14	$—	$701.14	(1.11)%	(1.11)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,396	$—	$4,396	$5,144	$—	$5,144	(14.54)%	(14.54)%
Total hotel revenue	$6,036	$—	$6,036	$6,724	$—	$6,724	(10.23)%	(10.23)%
Hotel net income (loss)	$(279)	$—	$(279)	$539	$—	$539	(151.76)%	(151.76)%
Hotel net income (loss) margin	(4.62)%		(4.62)%	8.02%		8.02%	(12.64)%	(12.64)%
Hotel EBITDA	$886	$—	$886	$1,418	$—	$1,418	(37.52)%	(37.52)%
Hotel EBITDA margin	14.68%		14.68%	21.09%		21.09%	(6.41)%	(6.41)%
Selected Operating Information:
RevPAR	$303.59	$—	$303.59	$353.32	$—	$353.32	(14.08)%	(14.08)%
Occupancy	48.93%	—%	48.93%	57.27%	—%	57.27%	(14.56)%	(14.56)%
ADR	$620.46	$—	$620.46	$616.97	$—	$616.97	0.57%	0.57%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$15,294	$—	$15,294	$15,093	$—	$15,093	1.33%	1.33%
Total hotel revenue	$26,918	$—	$26,918	$27,977	$—	$27,977	(3.79)%	(3.79)%
Hotel net income (loss)	$2,385	$—	$2,385	$3,561	$—	$3,561	(33.02)%	(33.02)%
Hotel net income (loss) margin	8.86%		8.86%	12.73%		12.73%	(3.87)%	(3.87)%
Hotel EBITDA	$8,076	$—	$8,076	$8,933	$—	$8,933	(9.59)%	(9.59)%
Hotel EBITDA margin	30.00%		30.00%	31.93%		31.93%	(1.93)%	(1.93)%
Selected Operating Information:
RevPAR	$437.81	$—	$437.81	$429.67	$—	$429.67	1.89%	1.89%
Occupancy	53.48%	—%	53.48%	58.29%	—%	58.29%	(8.25)%	(8.25)%
ADR	$818.61	$—	$818.61	$737.16	$—	$737.16	11.05%	11.05%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$14,035	$—	$14,035	$13,138	$—	$13,138	6.83%	6.83%
Total hotel revenue	$18,638	$—	$18,638	$16,662	$—	$16,662	11.86%	11.86%
Hotel net income (loss)	$3,213	$—	$3,213	$1,419	$—	$1,419	126.43%	126.43%
Hotel net income (loss) margin	17.24%		17.24%	8.52%		8.52%	8.72%	8.72%
Hotel EBITDA	$5,845	$—	$5,845	$4,692	$—	$4,692	24.57%	24.57%
Hotel EBITDA margin	31.36%		31.36%	28.16%		28.16%	3.20%	3.20%
Selected Operating Information:
RevPAR	$155.39	$—	$155.39	$144.66	$—	$144.66	7.42%	7.42%
Occupancy	66.91%	—%	66.91%	64.11%	—%	64.11%	4.37%	4.37%
ADR	$232.25	$—	$232.25	$225.63	$—	$225.63	2.93%	2.93%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$18,655	$—	$18,655	$16,531	$—	$16,531	12.85%	12.85%
Total hotel revenue	$22,020	$—	$22,020	$20,086	$—	$20,086	9.63%	9.63%
Hotel net income (loss)	$2,462	$—	$2,462	$(540)	$—	$(540)	555.93%	555.93%
Hotel net income (loss) margin	11.18%		11.18%	(2.69)%		(2.69)%	13.87%	13.87%
Hotel EBITDA	$5,525	$—	$5,525	$4,121	$—	$4,121	34.07%	34.07%
Hotel EBITDA margin	25.09%		25.09%	20.52%		20.52%	4.57%	4.57%
Selected Operating Information:
RevPAR	$251.39	$—	$251.39	$221.54	$—	$221.54	13.47%	13.47%
Occupancy	71.17%	—%	71.17%	69.75%	—%	69.75%	2.04%	2.04%
ADR	$353.24	$—	$353.24	$317.60	$—	$317.60	11.22%	11.22%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$22,112	$—	$22,112	$23,525	$—	$23,525	(6.01)%	(6.01)%
Total hotel revenue	$54,417	$—	$54,417	$52,748	$—	$52,748	3.16%	3.16%
Hotel net income (loss)	$13,323	$—	$13,323	$12,721	$—	$12,721	4.73%	4.73%
Hotel net income (loss) margin	24.48%		24.48%	24.12%		24.12%	0.36%	0.36%
Hotel EBITDA	$17,314	$—	$17,314	$16,435	$—	$16,435	5.35%	5.35%
Hotel EBITDA margin	31.82%		31.82%	31.16%		31.16%	0.66%	0.66%
Selected Operating Information:
RevPAR	$442.63	$—	$442.63	$468.32	$—	$468.32	(5.49)%	(5.49)%
Occupancy	74.28%	—%	74.28%	73.56%	—%	73.56%	0.98%	0.98%
ADR	$595.91	$—	$595.91	$636.68	$—	$636.68	(6.40)%	(6.40)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$16,592	$—	$16,592	$15,428	$—	$15,428	7.54%	7.54%
Total hotel revenue	$30,071	$—	$30,071	$25,569	$—	$25,569	17.61%	17.61%
Hotel net income (loss)	$(1,763)	$—	$(1,763)	$(4,129)	$—	$(4,129)	57.30%	57.30%
Hotel net income (loss) margin	(5.86)%		(5.86)%	(16.15)%		(16.15)%	10.29%	10.29%
Hotel EBITDA	$5,656	$—	$5,656	$2,980	$—	$2,980	89.80%	89.80%
Hotel EBITDA margin	18.81%		18.81%	11.65%		11.65%	7.16%	7.16%
Selected Operating Information:
RevPAR	$500.94	$—	$500.94	$463.23	$—	$463.23	8.14%	8.14%
Occupancy	52.70%	—%	52.70%	51.23%	—%	51.23%	2.87%	2.87%
ADR	$950.48	$—	$950.48	$904.24	$—	$904.24	5.11%	5.11%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$13,460	$—	$13,460	$13,245	$—	$13,245	1.62%	1.62%
Total hotel revenue	$17,635	$—	$17,635	$16,670	$—	$16,670	5.79%	5.79%
Hotel net income (loss)	$2,674	$—	$2,674	$2,157	$—	$2,157	23.97%	23.97%
Hotel net income (loss) margin	15.16%		15.16%	12.94%		12.94%	2.22%	2.22%
Hotel EBITDA	$6,114	$—	$6,114	$5,632	$—	$5,632	8.56%	8.56%
Hotel EBITDA margin	34.67%		34.67%	33.79%		33.79%	0.88%	0.88%
Selected Operating Information:
RevPAR	$201.53	$—	$201.53	$197.22	$—	$197.22	2.19%	2.19%
Occupancy	72.12%	—%	72.12%	69.85%	—%	69.85%	3.25%	3.25%
ADR	$279.45	$—	$279.45	$282.36	$—	$282.36	(1.03)%	(1.03)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$26,515	$—	$26,515	$28,676	$—	$28,676	(7.54)%	(7.54)%
Total hotel revenue	$41,863	$—	$41,863	$45,302	$—	$45,302	(7.59)%	(7.59)%
Hotel net income (loss)	$11,014	$—	$11,014	$11,297	$—	$11,297	(2.51)%	(2.51)%
Hotel net income (loss) margin	26.31%		26.31%	24.94%		24.94%	1.37%	1.37%
Hotel EBITDA	$13,462	$—	$13,462	$16,078	$—	$16,078	(16.27)%	(16.27)%
Hotel EBITDA margin	32.16%		32.16%	35.49%		35.49%	(3.33)%	(3.33)%
Selected Operating Information:
RevPAR	$813.85	$—	$813.85	$875.35	$—	$875.35	(7.03)%	(7.03)%
Occupancy	69.58%	—%	69.58%	73.83%	—%	73.83%	(5.76)%	(5.76)%
ADR	$1,169.72	$—	$1,169.72	$1,185.56	$—	$1,185.56	(1.34)%	(1.34)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$4,790	$—	$4,790	$5,001	$—	$5,001	(4.22)%	(4.22)%
Total hotel revenue	$6,431	$—	$6,431	$6,756	$—	$6,756	(4.81)%	(4.81)%
Hotel net income (loss)	$(2,538)	$—	$(2,538)	$(2,742)	$—	$(2,742)	7.44%	7.44%
Hotel net income (loss) margin	(39.47)%		(39.47)%	(40.59)%		(40.59)%	1.12%	1.12%
Hotel EBITDA	$(705)	$—	$(705)	$(474)	$—	$(474)	(48.73)%	(48.73)%
Hotel EBITDA margin	(10.96)%		(10.96)%	(7.02)%		(7.02)%	(3.94)%	(3.94)%
Selected Operating Information:
RevPAR	$185.02	$—	$185.02	$192.16	$—	$192.16	(3.72)%	(3.72)%
Occupancy	67.90%	—%	67.90%	68.80%	—%	68.80%	(1.31)%	(1.31)%
ADR	$272.50	$—	$272.50	$279.30	$—	$279.30	(2.43)%	(2.43)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$34,935	$—	$34,935	$31,447	$—	$31,447	11.09%	11.09%
Total hotel revenue	$50,839	$—	$50,839	$46,017	$—	$46,017	10.48%	10.48%
Hotel net income (loss)	$8,680	$—	$8,680	$7,233	$—	$7,233	20.01%	20.01%
Hotel net income (loss) margin	17.07%		17.07%	15.72%		15.72%	1.35%	1.35%
Hotel EBITDA	$15,089	$—	$15,089	$13,179	$—	$13,179	14.49%	14.49%
Hotel EBITDA margin	29.68%		29.68%	28.64		28.64%	1.04%	1.04%
Selected Operating Information:
RevPAR	$1,820.81	$—	$1,820.81	$1,630.05	$—	$1,630.05	11.70%	11.70%
Occupancy	66.66%	—%	66.66%	59.63%	—%	59.63%	11.79%	11.79%
ADR	$2,731.35	$—	$2,731.35	$2,733.57	$—	$2,733.57	(0.08)%	(0.08)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$24,046	$—	$24,046	$22,848	$—	$22,848	5.24%	5.24%
Total hotel revenue	$45,166	$—	$45,166	$41,926	$—	$41,926	7.73%	7.73%
Hotel net income (loss)	$5,602	$—	$5,602	$4,227	$—	$4,227	32.53%	32.53%
Hotel net income (loss) margin	12.40%		12.40%	10.08%		10.08%	2.32%	2.32%
Hotel EBITDA	$17,101	$—	$17,101	$16,051	$—	$16,051	6.54%	6.54%
Hotel EBITDA margin	37.86%		37.86%	38.28		38.28%	(0.42)%	(0.42)%
Selected Operating Information:
RevPAR	$632.62	$—	$632.62	$597.81	$—	$597.81	5.82%	5.82%
Occupancy	65.51%	—%	65.51%	60.74%	—%	60.74%	7.85%	7.85%
ADR	$965.74	$—	$965.74	$984.29	$—	$984.29	(1.88)%	(1.88)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$163,930	$—	$163,930	$176,263	$(14,127)	$162,136	(7.00)%	1.11%
Total hotel revenue	$281,938	$—	$281,938	$298,073	$(25,852)	$272,221	(5.41)%	3.57%
Hotel net income (loss)	$46,622	$114	$46,736	$45,788	$(6,660)	$39,128	1.82%	19.44%
Hotel net income (loss) margin	16.54%		16.58%	15.36%		14.37%	1.18%	2.21%
Hotel EBITDA	$87,980	$70	$88,050	$93,917	$(8,758)	$85,159	(6.32)%	3.39%
Hotel EBITDA margin	31.21%		31.23%	31.51%		31.28%	(0.30)%	(0.05)%
Selected Operating Information:
RevPAR	$631.14	$—	$631.14	$529.51	$197.01	$620.81	19.19%	1.66%
Occupancy	64.38%	—%	64.38%	67.30%	78.59%	64.20%	(4.34)%	0.28%
ADR	$980.34	$—	$980.34	$786.84	$250.70	$967.04	24.59%	1.38%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$86,209	$—	$86,209	$82,279	$—	$82,279	4.78%	4.78%
Total hotel revenue	$116,414	$—	$116,414	$111,672	$—	$111,672	4.25%	4.25%
Hotel net income (loss)	$6,189	$—	$6,189	$4,482	$—	$4,482	38.09%	38.09%
Hotel net income (loss) margin	5.32%		5.32%	4.01%		4.01%	1.31%	1.31%
Hotel EBITDA	$30,554	$—	$30,554	$28,140	$—	$28,140	8.58%	8.58%
Hotel EBITDA margin	26.25%		26.25%	25.20%		25.20%	1.05%	1.05%
Selected Operating Information:
RevPAR	$198.87	$—	$198.87	$188.82	$—	$188.82	5.32%	5.32%
Occupancy	70.54%	—%	70.54%	70.49%	—%	70.49%	0.07%	0.07%
ADR	$281.93	$—	$281.93	$267.89	$—	$267.89	5.24%	5.24%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$250,139	$—	$250,139	$258,542	$(14,127)	$244,415	(3.25)%	2.34%
Total hotel revenue	$398,352	$—	$398,352	$409,745	$(25,852)	$383,893	(2.78)%	3.77%
Hotel net income (loss)	$52,811	$114	$52,925	$50,270	$(6,660)	$43,610	5.05%	21.36%
Hotel net income (loss) margin	13.26%		13.29%	12.27%		11.36%	0.99%	1.93%
Hotel EBITDA	$118,534	$70	$118,604	$122,057	$(8,758)	$113,299	(2.89)%	4.68%
Hotel EBITDA margin	29.76%		29.77%	29.79%		29.51%	(0.03)%	0.26%
Selected Operating Information:
RevPAR	$360.83	$—	$360.83	$336.37	$(197.01)	$350.71	7.27%	2.89%
Occupancy	68.23%	—%	68.23%	69.10%	(78.59)%	68.13%	(1.26)%	0.15%
ADR	$528.83	$—	$528.83	$486.76	$(250.70)	$514.77	8.64%	2.73%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$43,145	$—	$43,145
Total hotel revenue	$65,463	$—	$65,463
Hotel net income	$(9,147)	$—	$(9,147)
Hotel net income margin	(13.97)%		(13.97)%
Hotel EBITDA	$18,240	$—	$18,240
Hotel EBITDA margin	27.86%		27.86%
Selected Operating Information:
RevPAR	$211.46	$—	$211.46
Occupancy	77.20%	—%	77.20%
ADR	$273.92	$—	$273.92

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$1,373	$(1,373)	$—
Total hotel revenue	$2,049	$(2,049)	$—
Hotel net income	$88,132	$(88,132)	$—
Hotel net income margin	4,301.22%		—%
Hotel EBITDA	$276	$(276)	$—
Hotel EBITDA margin	13.47%		—%
Selected Operating Information:
RevPAR	$217.79	$(217.79)	$—
Occupancy	84.31%	(84.31)%	—%
ADR	$258.32	$(258.32)	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,874	$—	$27,874
Total hotel revenue	$37,431	$—	$37,431
Hotel net income	$1,493	$—	$1,493
Hotel net income margin	3.99%		3.99%
Hotel EBITDA	$6,065	$—	$6,065
Hotel EBITDA margin	16.20%		16.20%
Selected Operating Information:
RevPAR	$184.02	$—	$184.02
Occupancy	71.43%	—%	71.43%
ADR	$257.62	$—	$257.62

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,779	$—	$14,779
Total hotel revenue	$20,420	$—	$20,420
Hotel net income	$797	$—	$797
Hotel net income margin	3.90%		3.90%
Hotel EBITDA	$4,574	$—	$4,574
Hotel EBITDA margin	22.40%		22.40%
Selected Operating Information:
RevPAR	$622.91	$—	$622.91
Occupancy	62.58%	—%	62.58%
ADR	$995.45	$—	$995.45

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,070	$—	$23,070
Total hotel revenue	$30,271	$—	$30,271
Hotel net income	$11,077	$—	$11,077
Hotel net income margin	36.59%		36.59%
Hotel EBITDA	$13,846	$—	$13,846
Hotel EBITDA margin	45.74%		45.74%
Selected Operating Information:
RevPAR	$445.11	$—	$445.11
Occupancy	72.04%	—%	72.04%
ADR	$617.87	$—	$617.87

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,598	$—	$10,598
Total hotel revenue	$14,023	$—	$14,023
Hotel net income	$1,057	$—	$1,057
Hotel net income margin	7.54%		7.54%
Hotel EBITDA	$3,423	$—	$3,423
Hotel EBITDA margin	24.41%		24.41%
Selected Operating Information:
RevPAR	$362.96	$—	$362.96
Occupancy	55.63%	—%	55.63%
ADR	$652.46	$—	$652.46

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,269	$—	$24,269
Total hotel revenue	$46,849	$—	$46,849
Hotel net income	$24	$—	$24
Hotel net income margin	0.05%		0.05%
Hotel EBITDA	$11,234	$—	$11,234
Hotel EBITDA margin	23.98%		23.98%
Selected Operating Information:
RevPAR	$344.50	$—	$344.50
Occupancy	54.12%	—%	54.12%
ADR	$636.54	$—	$636.54

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$29,539	$—	$29,539
Total hotel revenue	$38,432	$—	$38,432
Hotel net income	$7,803	$—	$7,803
Hotel net income margin	20.30%		20.30%
Hotel EBITDA	$13,102	$—	$13,102
Hotel EBITDA margin	34.09%		34.09%
Selected Operating Information:
RevPAR	$162.18	$—	$162.18
Occupancy	68.39%	—%	68.39%
ADR	$237.15	$—	$237.15

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE CLANCY
Selected Financial Information:
Rooms revenue	$32,145	$—	$32,145
Total hotel revenue	$38,323	$—	$38,323
Hotel net income	$395	$—	$395
Hotel net income margin	1.03%		1.03%
Hotel EBITDA	$7,137	$—	$7,137
Hotel EBITDA margin	18.62%		18.62%
Selected Operating Information:
RevPAR	$214.79	$—	$214.79
Occupancy	66.98%	—%	66.98%
ADR	$320.69	$—	$320.69

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$35,194	$—	$35,194
Total hotel revenue	$88,432	$—	$88,432
Hotel net income	$14,330	$—	$14,330
Hotel net income margin	16.20%		16.20%
Hotel EBITDA	$22,803	$—	$22,803
Hotel EBITDA margin	25.79%		25.79%
Selected Operating Information:
RevPAR	$349.35	$—	$349.35
Occupancy	62.78%	—%	62.78%
ADR	$556.44	$—	$556.44

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,197	$—	$30,197
Total hotel revenue	$55,246	$—	$55,246
Hotel net income	$(6,719)	$—	$(6,719)
Hotel net income margin	(12.16)%		(12.16)%
Hotel EBITDA	$7,763	$—	$7,763
Hotel EBITDA margin	14.05%		14.05%
Selected Operating Information:
RevPAR	$452.09	$—	$452.09
Occupancy	52.90%	—%	52.90%
ADR	$854.62	$—	$854.62

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$30,533	$—	$30,533
Total hotel revenue	$39,740	$—	$39,740
Hotel net income	$6,689	$—	$6,689
Hotel net income margin	16.83%		16.83%
Hotel EBITDA	$14,478	$—	$14,478
Hotel EBITDA margin	36.43%		36.43%
Selected Operating Information:
RevPAR	$226.70	$—	$226.70
Occupancy	74.10%	—%	74.10%
ADR	$305.95	$—	$305.95

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$42,882	$—	$42,882
Total hotel revenue	$70,936	$—	$70,936
Hotel net income	$9,029	$—	$9,029
Hotel net income margin	12.73%		12.73%
Hotel EBITDA	$18,004	$—	$18,004
Hotel EBITDA margin	25.38%		25.38%
Selected Operating Information:
RevPAR	$652.67	$—	$652.67
Occupancy	61.65%	—%	61.65%
ADR	$1,058.68	$—	$1,058.68

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,400	$—	$9,400
Total hotel revenue	$12,814	$—	$12,814
Hotel net income	$(5,573)	$—	$(5,573)
Hotel net income margin	(43.49)%		(43.49)%
Hotel EBITDA	$(1,716)	$—	$(1,716)
Hotel EBITDA margin	(13.39)%		(13.39)%
Selected Operating Information:
RevPAR	$180.11	$—	$180.11
Occupancy	66.50%	—%	66.50%
ADR	$270.84	$—	$270.84

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$58,164	$—	$58,164
Total hotel revenue	$87,042	$—	$87,042
Hotel net income	$7,207	$—	$7,207
Hotel net income margin	8.28%		8.28%
Hotel EBITDA	$21,049	$—	$21,049
Hotel EBITDA margin	24.18%		24.18%
Selected Operating Information:
RevPAR	$1,503.36	$—	$1,503.36
Occupancy	61.02%	—%	61.02%
ADR	$2,463.58	$—	$2,463.58

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$37,901	$—	$37,901
Total hotel revenue	$75,353	$—	$75,353
Hotel net income (loss)	$923	$—	$923
Hotel net income (loss) margin	1.22%		1.22%
Hotel EBITDA	$24,336	$—	$24,336
Hotel EBITDA margin	32.30%		32.30%
Selected Operating Information:
RevPAR	$494.47	$—	$494.47
Occupancy	56.11%	—%	56.11%
ADR	$881.26	$—	$881.26

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$278,427	$(1,373)	$277,054
Total hotel revenue	$490,621	$(2,049)	$488,572
Hotel net income	$125,857	$(88,132)	$37,725
Hotel net income margin	25.65%		7.72%
Hotel EBITDA	$127,308	$(276)	$127,032
Hotel EBITDA margin	25.95%		26.00%
Selected Operating Information:
RevPAR	$525.25	$—	$525.25
Occupancy	59.91%	—%	59.91%
ADR	$876.73	$—	$876.73

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$172,636	$—	$172,636
Total hotel revenue	$232,203	$—	$232,203
Hotel net income	$1,660	$—	$1,660
Hotel net income margin	0.71%		0.71%
Hotel EBITDA	$57,306	$—	$57,306
Hotel EBITDA margin	24.68%		24.68%
Selected Operating Information:
RevPAR	$197.48	$—	$197.48
Occupancy	71.50%	—%	71.50%
ADR	$276.22	$—	$276.22

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$451,063	$(1,373)	$449,690
Total hotel revenue	$722,824	$(2,049)	$720,775
Hotel net income	$127,517	$(88,132)	$39,385
Hotel net income margin	17.64%		5.46%
Hotel EBITDA	$184,614	$(276)	$184,338
Hotel EBITDA margin	25.54%		25.57%
Selected Operating Information:
RevPAR	$321.21	$(217.79)	$321.68
Occupancy	67.12%	(84.31)%	67.05%
ADR	$478.54	$(258.32)	$479.79
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2025	2025	2025	2024	2024	2024	2024	2024	2024
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$179,943	$—	$179,943	$218,409	$—	$218,409	$175,217	$—	$175,217	$149,255	$(2,049)	$147,206
Hotel net income (loss)	$16,054	$18	$16,072	$36,757	$96	$36,853	$(3,126)	$114	$(3,012)	$77,832	$(88,360)	$(10,528)
Hotel net income (loss) margin	8.92%		8.93%	16.83%		16.87%	(1.78)%		(1.72)%	52.15%		(7.15)%
Hotel EBITDA	$47,793	$12	$47,805	$70,741	$58	$70,799	$41,030	$51	$41,081	$25,050	$(397)	$24,653
Hotel EBITDA margin	26.56%		26.57%	32.39%		32.42%	23.42%		23.45%	16.78%		16.75%

Hotel net income (loss) % of total TTM	12.6%		40.8%	28.8%		93.6%	(2.5)%		(7.7)%	61.0%		(26.7)%
EBITDA % of total TTM	25.9%		25.9%	38.3%		38.4%	22.2%		22.3%	13.6%		13.4%

JV interests in Hotel net income (loss)	$100	$4	$104	$(88)	$25	$(63)	$(2,357)	$29	$(2,328)	$22,091	$(22,090)	$1
JV interests in EBITDA	$1,516	$3	$1,519	$1,284	$14	$1,298	$940	$13	$953	$890	$(100)	$790

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$722,824	$(2,049)	$720,775
Hotel net income (loss)	$127,517	$(88,132)	$39,385
Hotel net income (loss) margin	17.64%		5.46%
Hotel EBITDA	$184,614	$(276)	$184,338
Hotel EBITDA margin	25.54%		25.57%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$19,746	$(22,032)	$(2,286)
JV interests in EBITDA	$4,630	$(70)	$4,560
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2025
(in thousands, except share price)
(unaudited)

June 30, 2025
Common stock shares outstanding	68,219
Partnership units outstanding (common stock equivalents)	5,416
Combined common stock shares and partnership units outstanding	73,635
Common stock price	$2.45
Market capitalization	$180,406
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$334,781
Series M redeemable preferred stock	$35,511
Indebtedness	$1,220,763
Joint venture partner's share of consolidated indebtedness	$(27,650)
Net working capital (see below)	$(67,961)
Total enterprise value (TEV)	$1,792,800

Cash and cash equivalents	$75,905
Restricted cash	$54,720
Accounts receivable, net	$31,508
Investment in securities	$17,134
Prepaid expenses	$5,339
Due from third-party hotel managers, net	$22,314
Total current assets	$206,920

Accounts payable, net & accrued expenses	$127,061
Dividends and distributions payable	$8,627
Due to affiliates, net	$3,271
Total current liabilities	$138,959

Net working capital*	$67,961
* Includes the Company's pro rata share of net working capital in Hilton joint venture.
The table does not include $5.4 million of indebtedness and approximately $1 million in cash related to the consolidation of a joint venture.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Cameo Beverly Hills	143			x	x
Hotel Yountville	80	x	x	x	x
Park Hyatt Beaver Creek	193		x	x	x
Total		1	2	3	3
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2025	2024	2024	June 30, 2025
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$16,054	$36,757	$(3,126)	$77,832	$127,517
Non-property adjustments	(23)	869	188	(86,124)	(85,090)
Interest income	(381)	(348)	(352)	(749)	(1,830)
Interest expense	7,381	8,385	17,229	9,106	42,101
Amortization of loan costs	461	588	559	584	2,192
Depreciation and amortization	23,360	23,395	23,541	25,078	95,374
Income tax expense (benefit)	(210)	526	440	(582)	174
Non-hotel EBITDA ownership expense	1,151	569	2,551	(95)	4,176
Hotel EBITDA including amounts attributable to noncontrolling interest	47,793	70,741	41,030	25,050	184,614
Non-comparable adjustments	12	58	51	(397)	(276)
Comparable hotel EBITDA	$47,805	$70,799	$41,081	$24,653	$184,338

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$418	$(18)	$3,772	$886	$2,921	$733	$(4,702)	$2,803	$1,022	$4,621	$(3,021)	$3,038	$3,115	$(1,161)	$1,460	$167	$16,054	$(22,895)	$(6,841)
Non-property adjustments	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23)	23	—
Interest income	(37)	(5)	(2)	—	—	—	—	(30)	(71)	(42)	(5)	(30)	(96)	—	(9)	(54)	(381)	381	—
Interest expense	2,257	—	—	—	—	—	1,281	—	—	135	831	20	—	—	—	2,857	7,381	15,293	22,674
Amortization of loan cost	143	—	—	—	34	—	—	—	—	—	31	—	—	—	—	253	461	2,226	2,687
Depreciation and amortization	2,835	—	1,106	734	401	596	1,588	1,339	1,547	2,023	2,562	1,715	1,359	833	2,004	2,718	23,360	—	23,360
Income tax expense (benefit)	(47)	—	—	—	—	—	—	6	—	—	—	—	(231)	—	62	—	(210)	(135)	(345)
Non-hotel EBITDA ownership expense	530	11	37	108	15	—	2	21	3	24	266	(2)	2	105	27	2	1,151	(1,151)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,076	(12)	4,913	1,728	3,371	1,329	(1,831)	4,139	2,501	6,761	664	4,741	4,149	(223)	3,544	5,943	47,793	(6,258)	41,535
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,520)	4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,516)	1,516	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,556	$(8)	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$46,277	$(4,742)	$41,535
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$47,805
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$(12)	$4,913	$1,728	$3,371	$—	$—	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$48,295
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$—	$—	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$48,307
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(12)	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,646
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$—	$—	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,076	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,076
JPMorgan Chase (see footnote 3)	—	—	4,913	—	—	—	—	4,139	2,501	—	—	4,741	—	—	3,544	—	19,838
BAML (see foonote 4)	—	—	—	1,728	3,371	1,329	—	—	—	6,761	—	—	4,149	—	—	—	17,338
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,831)	—	—	—	—	—	—	—	—	—	(1,831)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	664	—	—	—	—	—	664
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,943	5,943
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(223)	—	—	(223)
Total	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$47,805
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(254)	$(96)	$(3,557)	$(1,155)	$5,122	$(1,012)	$7,087	$410	$1,440	$8,702	$1,258	$(364)	$7,899	$(1,377)	$7,218	$5,436	$36,757	$(26,085)	$10,672
Non-property adjustments	3	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	869	(869)	—
Interest income	(36)	(4)	(1)	—	—	—	—	(27)	(64)	(28)	(7)	(27)	(96)	—	(8)	(50)	(348)	348	—
Interest expense	2,233	—	—	—	—	—	1,267	—	—	151	856	20	—	—	1,031	2,827	8,385	14,310	22,695
Amortization of loan cost	140	—	—	—	34	—	—	—	—	—	31	—	—	—	135	248	588	1,544	2,132
Depreciation and amortization	3,028	—	1,117	738	407	567	1,516	1,290	1,646	1,978	2,567	1,732	1,388	734	1,994	2,693	23,395	—	23,395
Income tax expense (benefit)	97	—	—	—	—	—	—	5	—	—	—	—	119	—	305	—	526	941	1,467
Non-hotel EBITDA ownership expense	(20)	42	36	198	22	3	36	28	2	(250)	287	12	3	161	5	4	569	(569)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,191	(58)	(2,405)	(219)	5,585	(442)	9,906	1,706	3,024	10,553	4,992	1,373	9,313	(482)	11,546	11,158	70,741	(10,380)	60,361
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,298)	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,284)	1,284	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,893	$(44)	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$69,457	$(9,096)	$60,361
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$70,799
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(58)	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,334
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$—	$—	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$5,191	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,191
JPMorgan Chase (see footnote 3)	—	—	(2,405)	—	—	—	—	1,706	3,024	—	—	1,373	—	—	11,546	—	15,244
BAML (see foonote 4)	—	—	—	(219)	5,585	(442)	—	—	—	10,553	—	—	9,313	—	—	—	24,790
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,906	—	—	—	—	—	—	—	—	—	9,906
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,992	—	—	—	—	—	4,992
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,158	11,158
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(482)	—	—	(482)
Total	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$70,799
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,314)	$(114)	$(787)	$44	$3,021	$342	$(1,259)	$2,739	$(1,417)	$1,033	$(2,318)	$585	$1,635	$(1,694)	$2,083	$2,295	$(3,126)	$(18,641)	$(21,767)
Non-property adjustments	151	45	—	—	—	—	—	—	—	—	—	(8)	—	—	—	—	188	(188)	—
Interest income	(44)	(8)	—	—	—	—	—	(25)	(65)	(12)	(5)	(25)	(105)	—	(8)	(55)	(352)	352	—
Interest expense	10,049	—	—	—	—	—	1,361	—	—	151	1,132	20	—	—	1,496	3,020	17,229	7,362	24,591
Amortization of loan cost	46	—	—	—	33	—	—	—	—	—	40	—	—	—	198	242	559	1,287	1,846
Depreciation and amortization	3,066	—	1,121	675	445	519	1,420	1,346	1,815	1,964	2,254	1,739	1,889	702	1,896	2,690	23,541	—	23,541
Income tax expense (benefit)	(15)	(2)	—	—	—	—	—	(42)	—	—	—	—	162	—	337	—	440	(72)	368
Non-hotel EBITDA ownership expense	(129)	28	22	463	80	242	40	7	6	1,003	247	10	5	519	7	1	2,551	(2,551)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,810	(51)	356	1,182	3,579	1,103	1,562	4,025	339	4,139	1,350	2,321	3,586	(473)	6,009	8,193	41,030	(12,451)	28,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(953)	13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(940)	940	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,394	1,394
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(53)	(53)
Hotel EBITDA attributable to the Company and OP unitholders	$2,857	$(38)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$40,090	$(10,170)	$29,920
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(51)	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,652
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$—	$—	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,703
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,810	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,810
JPMorgan Chase (see footnote 3)	—	—	356	—	—	—	—	4,025	339	—	—	2,321	—	—	6,009	—	13,050
BAML (see foonote 4)	—	—	—	1,182	3,579	1,103	—	—	—	4,139	—	—	3,586	—	—	—	13,589
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,562	—	—	—	—	—	—	—	—	—	1,562
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,350	—	—	—	—	—	1,350
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,193	8,193
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(473)	—	—	(473)
Total	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3	$88,360	$2,065	$1,022	$13	$994	$(1,102)	$1,851	$(650)	$(26)	$(2,638)	$3,430	$(3,620)	$(1,342)	$(3,554)	$(6,974)	$77,832	$(37,997)	$39,835
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	—	—	2,086	—	—	—	(86,124)	86,124	—
Interest income	(66)	(55)	1	—	—	—	—	(27)	(70)	(25)	(386)	(34)	(18)	—	(4)	(65)	(749)	749	—
Interest expense	—	—	—	—	709	—	1,471	—	—	151	1,215	20	710	—	1,592	3,238	9,106	17,026	26,132
Amortization of loan cost	—	—	—	—	116	—	—	—	—	—	39	—	—	—	192	237	584	1,195	1,779
Depreciation and amortization	3,287	179	1,130	745	467	444	1,310	1,386	1,991	1,871	2,246	2,612	2,292	671	1,843	2,604	25,078	—	25,078
Income tax expense (benefit)	2	27	—	—	—	—	—	6	—	—	—	—	(494)	—	(123)	—	(582)	(282)	(864)
Non-hotel EBITDA ownership expense	(63)	46	5	116	6	(5)	(32)	16	2	(621)	281	15	—	133	4	2	(95)	95	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,163	397	3,201	1,883	1,311	1,433	1,597	3,232	1,273	1,350	757	6,043	956	(538)	(50)	(958)	25,050	66,910	91,960
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(790)	(100)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(890)	890	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(76)	(76)
Hotel EBITDA attributable to the Company and OP unitholders	$2,373	$297	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,160	$67,804	$91,964
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$397	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,676
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$—	$—	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,279
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,163	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,163
JPMorgan Chase (see footnote 3)	—	—	3,201	—	—	—	—	3,232	1,273	—	—	6,043	—	—	(50)	—	13,699
BAML (see foonote 4)	—	—	—	1,883	1,311	1,433	—	—	—	1,350	—	—	956	—	—	—	6,933
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,597	—	—	—	—	—	—	—	—	—	1,597
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	757	—	—	—	—	—	757
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(958)	(958)
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(538)	—	—	(538)
Total	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,307	$3,957	$2,645	$1,030	$832	$1,005	$(3,583)	$2,744	$(983)	$3,478	$(4,662)	$2,995	$2,564	$(936)	$(583)	$(778)	$14,032	$(27,819)	$(13,787)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(48)	(110)	—	—	—	—	—	(19)	(55)	(93)	76	(34)	(9)	—	—	(67)	(359)	359	—
Interest expense	—	—	—	—	1,779	—	1,459	—	—	151	1,204	20	1,039	68	1,579	3,211	10,510	15,324	25,834
Amortization of loan cost	—	—	—	—	115	—	—	—	—	—	38	—	—	—	186	232	571	880	1,451
Depreciation and amortization	3,200	1,059	1,141	665	521	428	1,170	1,555	2,104	1,872	2,045	1,740	2,247	654	1,749	2,544	24,694	—	24,694
Income tax expense (benefit)	159	66	—	—	—	—	—	5	—	—	—	—	121	—	(29)	—	322	(436)	(114)
Non-hotel EBITDA ownership expense	238	15	15	115	10	8	12	1	394	64	244	16	5	163	3	—	1,303	(1,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,856	4,987	3,801	1,810	3,257	1,441	(942)	4,286	1,460	5,472	(1,050)	4,737	5,967	(51)	2,905	5,142	51,078	(13,000)	38,078
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,965)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,211)	3,211	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85	85
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Hotel EBITDA attributable to the Company and OP unitholders	$5,891	$3,741	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$47,867	$(9,786)	$38,081
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$4,987	$3,801	$1,810	$3,257	$—	$—	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$50,579
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$7,856	$—	$3,801	$1,810	$3,257	$—	$—	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$45,592
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$—	$—	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$24,002
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$164	$(114)	$215	$(269)	$8,043	$(279)	$2,385	$3,213	$2,462	$13,323	$(1,763)	$2,674	$11,014	$(2,538)	$8,678	$5,603	$52,811	$(48,980)	$3,831
Non-property adjustments	(20)	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	846	(846)	—
Interest income	(73)	(9)	(3)	—	—	—	—	(57)	(135)	(70)	(12)	(57)	(192)	—	(17)	(104)	(729)	729	—
Interest expense	4,490	—	—	—	—	—	2,548	—	—	286	1,687	40	—	—	1,031	5,684	15,766	29,603	45,369
Amortization of loan cost	283	—	—	—	68	—	—	—	—	—	62	—	—	—	135	501	1,049	3,770	4,819
Depreciation and amortization	5,863	—	2,223	1,472	808	1,163	3,104	2,629	3,193	4,001	5,129	3,447	2,747	1,567	3,998	5,411	46,755	—	46,755
Income tax expense (benefit)	50	—	—	—	—	—	—	11	—	—	—	—	(112)	—	367	—	316	806	1,122
Non-hotel EBITDA ownership expense	510	53	73	306	37	3	38	49	5	(226)	553	10	5	266	32	6	1,720	(1,720)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,267	(70)	2,508	1,509	8,956	887	8,075	5,845	5,525	17,314	5,656	6,114	13,462	(705)	15,090	17,101	118,534	(16,638)	101,896
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,818)	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,800)	2,800	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$8,449	$(52)	$2,508	$1,509	$8,956	$887	$8,075	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,090	$17,101	$115,734	$(13,838)	$101,896
Non-comparable adjustments	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	70
Comparable hotel EBITDA	$11,267	$—	$2,508	$1,509	$8,956	$887	$8,075	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,090	$17,101	$118,604
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,267	$(70)	$2,508	$1,509	$8,956	$—	$—	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,090	$17,101	$109,572
Non-comparable adjustments	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	70
Comparable hotel EBITDA	$11,267	$—	$2,508	$1,509	$8,956	$—	$—	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,090	$17,101	$109,642
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(70)	$—	$1,509	$8,956	$887	$8,075	$—	$—	$17,314	$5,656	$—	$13,462	$—	$15,090	$17,101	$87,980
Non-comparable adjustments	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	70
Comparable hotel EBITDA	$—	$—	$—	$1,509	$8,956	$887	$8,075	$—	$—	$17,314	$5,656	$—	$13,462	$—	$15,090	$17,101	$88,050
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,267	$—	$2,508	$—	$—	$—	$—	$5,845	$5,525	$—	$—	$6,114	$—	$(705)	$—	$—	$30,554
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,267	$—	$2,508	$—	$—	$—	$—	$5,845	$5,525	$—	$—	$6,114	$—	$(705)	$—	$—	$30,554
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,288	$6,660	$(100)	$(190)	$3,869	$539	$3,561	$1,419	$(540)	$12,721	$(4,129)	$2,157	$11,297	$(2,742)	$7,233	$4,227	$50,270	$(48,575)	$1,695
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(86)	(210)	—	—	—	—	—	(36)	(105)	(187)	147	(63)	(22)	—	—	(130)	(692)	692	—
Interest expense	—	—	—	—	3,553	—	2,920	—	—	316	2,411	40	2,069	763	2,013	6,426	20,511	30,503	51,014
Amortization of loan cost	—	—	—	—	228	—	69	—	—	—	75	—	—	46	247	458	1,123	1,639	2,762
Depreciation and amortization	7,337	2,149	2,264	1,272	1,038	846	2,369	3,251	4,316	3,568	3,968	3,490	4,474	1,248	3,459	5,065	50,114	—	50,114
Income tax expense (benefit)	205	130	—	—	—	—	—	10	—	—	—	—	423	—	220	—	988	350	1,338
Non-hotel EBITDA ownership expense	240	29	21	289	26	33	14	48	450	17	503	8	(2,163)	211	7	5	(262)	262	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,984	8,758	2,185	1,371	8,714	1,418	8,933	4,692	4,121	16,435	2,980	5,632	16,078	(474)	13,179	16,051	122,057	(15,134)	106,923
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,997)	(2,189)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,186)	5,186	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	134	134
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$8,987	$6,569	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$116,871	$(9,953)	$106,918
Non-comparable adjustments	—	(8,758)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,758)
Comparable hotel EBITDA	$11,984	$—	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$113,299
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,984	$8,758	$2,185	$1,371	$8,714	$—	$—	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$111,706
Non-comparable adjustments	—	(8,758)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,758)
Comparable hotel EBITDA	$11,984	$—	$2,185	$1,371	$8,714	$—	$—	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$102,948
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,758	$—	$1,371	$8,714	$1,418	$8,933	$—	$—	$16,435	$2,980	$—	$16,078	$—	$13,179	$16,051	$93,917
Non-comparable adjustments	—	(8,758)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,758)
Comparable hotel EBITDA	$—	$—	$—	$1,371	$8,714	$1,418	$8,933	$—	$—	$16,435	$2,980	$—	$16,078	$—	$13,179	$16,051	$85,159
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,984	$—	$2,185	$—	$—	$—	$—	$4,692	$4,121	$—	$—	$5,632	$—	$(474)	$—	$—	$28,140
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,984	$—	$2,185	$—	$—	$—	$—	$4,692	$4,121	$—	$—	$5,632	$—	$(474)	$—	$—	$28,140
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville, Park Hyatt Beaver Creek